SUPPLEMENT DATED OCTOBER 27, 2020
To the following variable annuity prospectuses:
Allianz Index Advantage®
Allianz Index Advantage ADV®
Allianz Index Advantage NF®
Allianz Index Advantage Income®
Dated April 29, 2019

ISSUED BY
Allianz Life Insurance Company of North America and Allianz Life Variable Account B
This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Effective November 23, 2020 we are making the 3-year Term Index Options available with the S&P 500® Index and Russell 2000® Index under the Index Performance Strategy if your Contract was issued on or after August 24, 2015 and has a Contact number starting with AV.

Please discuss with your Financial Professional whether these new Index Options are appropriate for your investment needs. If you would like to include these new Index Options in your Purchase Payment default instructions, or your Index Anniversary transfer instructions, you can do so by logging into your online account at allianzlife.com. You can also change these instructions by contacting your Financial Professional, or calling our Service Center at (800) 624-0197.

PRO-006-0520
(IXA-003, IXA-003ADV, IXA-003NF, IAI-003)